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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Advanced Marketing Services, Inc. (the "Company") for the period ended September 28, 2002, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Leonard, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.



Date:  November 12, 2002                       /s/ Edward J. Leonard
       -----------------                       ---------------------------------
                                               Name:   Edward J. Leonard
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary